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                                EQ ADVISORS TRUST

                      SUPPLEMENT DATED JUNE 3, 2002 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002


This Supplement updates certain information in the above-dated Prospectus and Statement of Additional Information of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

            INFORMATION REGARDING EQ/ALLIANCE COMMON STOCK PORTFOLIO

The information provided below updates information regarding the EQ/Alliance Common Stock Portfolio and should replace, in its entirety, that located in the section entitled "Who Manages the Portfolio":

         Effective June 1, 2002, investment decisions for the Portfolio are made by a team of employees of Alliance Capital Management, L.P. ("Alliance Capital"), including employees from its Bernstein Investment Research and Management Unit.


                   INFORMATION REGARDING EQ/BALANCED PORTFOLIO

The information provided below updates information regarding the EQ/Balanced Portfolio and should replace, in its entirety, that located in the section entitled "Who Manages the Portfolio" relating to Alliance Capital:

         Effective June 1, 2002, investment management decisions for the equity portion of the EQ/Balanced Portfolio's assets allocated to Alliance Capital are made by team of employees of Alliance Capital. The investment management decisions for the fixed income portion of the EQ/Balanced Portfolio's assets allocated to Alliance Capital will continue to be made by Alison Martier, who is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital or its parent company since 1979.